Exhibit 99.1

Mid-Wisconsin Financial Services, Inc. Reports Financial Results for the Third Quarter 2006

October 25, 2006
Medford, Wisconsin

Mid-Wisconsin Financial Services, Inc. (OTCBB: MWFS.OB), the holding company of Mid-Wisconsin Bank headquartered in Medford, WI, reported 2006 third quarter net income of $922,000, or $0.56 per diluted share, compared to $1.1 million, or $0.67 per diluted share for the third quarter of 2005. Net income was $2.9 million or $1.77 per diluted share for the nine months ended September 30, 2006 compared to $3.3 million or $1.95 per fully diluted share for the same period in 2005.

For the three month periods ended September 30, 2006 and 2005, net interest income on a taxable-equivalent basis was $4.0 million. Loans at September 30, 2006 were $339 million or a 9.7% increase over the September 30, 2005 balance of $309 million. Deposits increased 21.3% to $359 million compared with $295 million at September 30, 2005. The change in net interest margin due to increased loan rates and volume was offset by the added volume and higher cost of deposits incurred during the period due to competitive pricing pressures and an unfavorable yield curve. The net interest margin for the three months ended September 30, 2006 decreased to 3.78% from 4.09% for the comparable 2005 period. For the nine months ended September 30, 2006 and 2005, the net interest margin was 3.89% and 4.03%, respectively.

Non-interest expense for the three month period ended September 30, 2006 was $3.3 million or 14.7% above the $2.9 million for the comparable 2005 period. For the nine months ended September 30, 2006, non-interest expenses totaled $9.4 million compared to $8.4 million for the nine months ended September 30, 2005. The added cost of opening of new branches in Rib Mountain and Minocqua accounted for approximately 53% of the expense variance in a comparison of the nine month periods of 2006 and 2005.

For the quarter ended September 30, 2006, return on average assets (ROA) was ..82% compared to 1.09% for the same period in 2005. Return on equity (ROE) for the third quarter 2006 was 10.37% versus 12.38% for the quarter ended September 30, 2005.

Loan credit quality remained strong with the ratio of nonperforming loans to total loans decreasing to .53% at September 30, 2006 as compared with .65% as of September 30, 2005. The Company had net loan recoveries for the nine months ended September 30, 2006 of $48,000 compared with net-charge-offs of $64,000 for the nine months ended September 30, 2005.

Mid-Wisconsin Financial Services, Inc., headquartered in Medford, Wisconsin, is the holding company of Mid-Wisconsin Bank which operates thirteen retail banking locations throughout central and northern Wisconsin serving markets in Clark, Eau Claire, Lincoln, Marathon, Oneida, Price and Taylor counties. In addition to traditional loan and deposit products, the Bank offers trust, discount and full-service brokerage services, insurance services through its subsidiary Mid-Wisconsin Wealth Management and also performs residential real estate appraisals and title insurance services through a corporate subsidiary, Excel Real Estate Services, Inc.

This press release contains forward-looking statements concerning Mid-Wisconsin's future operations and financial results. Such statements involve risks and uncertainties which may cause results to differ materially from those anticipated by the forward-looking statements. These factors include (i) other risks and assumptions described in Mid-Wisconsin's Annual Report on Form 10-K for the year ended December 31, 2005 under the headings " Forward-Looking Statements" and "Risk Factors" which factors are incorporated herein by reference, and (ii) such other factors as may be described in other Mid-Wisconsin's SEC filings.

                                          SUMMARY FINANCIAL DATA
                                  Mid-Wisconsin Financial Services, Inc
                                                                                      As of
                                                             September  30,   September 30,   Percent   December 31,
                                                                  2006             2005        Change       2005
(amounts in thousands)                                        (unaudited)      (unaudited)                (audited)
ASSETS
Cash and due from banks                                          $11,749         $13,751       -14.6%     $14,242
Interest-bearing deposits in other financial institutions             16             517       -96.9%          19
Federal funds sold                                                 5,230             996       425.1%       9,134
Securities available for sale - at fair value                     80,510          80,592        -0.1%      76,823
Loans held for sale                                                  198             774       -74.4%         319
Loans receivable, net of allowance of $3,459 in 2006,
  $3,008 in Sept 2005 and $3,028 in  December 2005               338,505         308,596         9.7%     307,342
Accrued interest receivable                                        2,372           1,797        32.0%       1,928
Premises and equipment, net                                        9,136           8,698         5.0%       9,027
Goodwill                                                             295             295         0.0%         295
Other investments                                                  2,743           2,637         4.0%       2,972
Other assets                                                       5,605           5,213         7.5%       5,288
Total assets                                                    $456,359        $423,866         7.7%    $427,389

LIABILITIES AND STOCKHOLDERS' EQUITY
Noninterest-bearing deposits                                     $53,557         $43,901        22.0%     $46,373
Interest-bearing deposits                                        305,041         251,646        21.2%     266,280
  Total deposits                                                 358,598         295,547        21.3%     312,653
Short-term borrowings                                             15,238          39,552       -61.5%      19,544
Long-term borrowings                                              32,500          49,000       -33.7%      44,000
Subordinated debentures                                           10,310               0                   10,310
Accrued interest payable                                           1,859           1,445        28.7%       1,720
Accrued expenses and other liabilities                             1,634           1,359        20.2%       1,789
Total liabilities                                                420,139         386,903         8.6%     390,016
Stockholders' equity:
  Common stock-Par value $.10 per share:
      Authorized - 6,000,000 shares
      Issued & outstanding -
      1,638,676 shares in 2006 and 1,704,018 shares in 2005          164             170        -3.5%         170
Additional paid-in capital                                        11,603          11,550         0.5%      11,565
Retained earnings                                                 25,054          25,549        -1.9%      26,236
Accumulated other comprehensive loss                                (601)           (306)       96.4%        (598)
Total stockholders' equity                                        36,220          36,963        -2.0%      37,373
Total liabilities and stockholders' equity                      $456,359        $423,866         7.7%    $427,389

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
                                      Mid-Wisconsin Financial Services, Inc


                                                         Three Months Ended                          Nine Months Ended
                                             September 30,   September 30,   Percent     September 30,   September 30,   Percent
 (amounts in thousands)                          2006            2005        Change          2006            2005        Change
INCOME STATEMENT
Interest income                                $7,744          $6,255         23.8%        $21,615         $17,362        24.5%
Interest expense                                3,831           2,334         64.1%         10,081           6,133        64.4%
Net interest income                             3,913           3,921         -0.2%         11,534          11,229         2.7%
Provision for loan losses                         133             115         15.7%            383             252        52.0%
Net interest income after provision
for loan losses                                 3,780           3,806         -0.7%         11,151          10,977         1.6%
Noninterest income
   Service fees                                   317             248         27.8%            772             665        16.1%
   Trust service fees                             223             243         -8.2%            685             674         1.6%
   Investment product commissions                  86              68         26.5%            257             178        44.4%
   Other operating income                         234             301        -22.3%            829             961       -13.7%
Total noninterest income                          860             860          0.0%          2,543           2,478         2.6%
Noninterest expenses
   Salaries and employee benefits               1,964           1,682         16.8%          5,569           4,839        15.1%
   Occupancy                                      437             346         26.3%          1,272           1,019        24.8%
   Data processing and information systems        183             133         37.6%            524             372        40.9%
   Goodwill and purchased core deposit              0              77                            0             231
amortization
   Other operating expenses                       696             621         12.1%          1,997           1,969         1.4%
Total noninterest expense                       3,280           2,859         14.7%          9,362           8,430        11.1%
Income before provision for income taxes        1,360           1,807        -24.7%          4,332           5,025       -13.8%
Provision for income taxes                        438             663        -33.9%          1,409           1,699       -17.1%
Net income                                       $922          $1,144        -19.4%         $2,923          $3,326       -12.1%

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
                                           Mid-Wisconsin Financial Services, Inc.
                                                    Nine months ended   September 30   Three months ended   September 30

                                                           2006             2005               2006             2005
                                                         Average          Average            Average          Average
                                                       Yield/Rate       Yield/Rate         Yield/Rate       Yield/Rate

ASSETS
Earning Assets
Loans                                                     7.76%            6.65%              7.97%            6.94%
Investment securities:
  Taxable                                                 4.34%            4.04%              4.43%            4.01%
  Tax exempt                                              6.49%            6.53%              6.43%            6.44%
Other interest earning assets                             5.22%            3.76%              5.48%            4.80%
Total earning assets                                      7.18%            6.15%              7.36%            6.44%

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
  Interest bearing demand                                 2.13%            1.03%              2.38%            1.26%
  Savings deposits                                        3.12%            1.25%              3.57%            1.48%
  Time deposits                                           4.27%            2.93%              4.67%            3.21%
Short-term borrowings                                     4.24%            2.86%              3.91%            3.17%
Long-term borrowings                                      4.00%            3.69%              4.33%            3.69%
Subordinated debentures                                   5.98%            0.00%              5.98%            0.00%
Total interest bearing liabilities                        3.83%            2.51%              4.16%            2.78%
Net rate spread (FTE)                                     3.35%            3.64%              3.20%            3.66%
Net interest margin (FTE)                                 3.89%            4.03%              3.78%            4.09%

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
                                          Mid-Wisconsin Financial Services, Inc.


                                                                 Quarter ended                   Nine Months Ended
                                                          September 30,   September 30,   September 30,   September 30,
                                                                  (amounts in thousands, except per share data)
                                                               2006            2005            2006            2005
STOCKHOLDERS' DATA
Basic and diluted earnings per share                            $0.56           $0.67           $1.77           $1.95
Cash dividends per share                                        $0.22           $0.22           $1.06           $0.22
Book value per share                                           $22.10          $21.70          $22.10          $21.70
Average basic common shares outstanding                     1,638,676       1,703,577       1,703,582       1,703,577
Average diluted common shares outstanding                   1,643,651       1,705,640       1,705,792       1,705,912
PERFORMANCE RATIOS
Return on average assets                                         0.82%           1.09%           0.91%           1.09%
Return on average equity                                        10.37%          12.38%          11.04%          12.26%
Net interest margin                                              3.78%           4.09%           3.89%           4.03%
Efficiency ratio                                                66.94%          58.26%          62.18%          58.26%
CREDIT QUALITY
Non-performing loans to total loans                              0.53%           0.65%           0.53%           0.65%
Allowance for loan losses to:
     Total loans                                                 1.01%           0.99%           1.01%           0.99%
     Non-performing loans                                       196.0%          136.2%          196.0%          136.2%
Net charge-offs to average loans                                 0.00%           0.01%           0.00%           0.01%
Non-performing assets to total assets                            0.40%           0.47%           0.40%           0.47%
STOCK PRICE INFORMATION
High                                                           $38.25          $34.00          $38.25          $35.50
Low                                                             36.00           33.00           35.40           33.00
Market price at period end                                      37.75           33.00           37.75           33.00


                                                                                        Quarter ended
                                                       September 30,      June 30,        March 31,      December 31,  September 30,
                                                            2006            2006            2006             2005           2005
                                                  (amounts in thousands, except per share data)
STOCKHOLDERS' DATA
Basic and diluted earnings per share                        $0.56            $0.60           $0.61            $0.62           $0.67
Cash dividends per share                                    $0.22            $0.62           $0.22            $0.22           $0.22
Book value per share                                       $22.10           $21.29          $21.55           $21.93          $21.70
Average basic common shares outstanding                 1,638,676        1,638,676       1,661,613        1,703,582       1,703,577
Average diluted common shares outstanding               1,643,651        1,641,924       1,664,880        1,705,792       1,705,640
PERFORMANCE RATIOS
Return on average assets                                     0.82%            0.92%           0.97%            0.89%           1.09%
Return on average equity                                    10.37%           11.28%          11.47%           10.22%          12.38%
Net interest margin                                          3.78%            3.93%           3.84%            4.02%           4.09%
Efficiency ratio                                            66.94%           64.60%          62.68%           62.18%          58.26%
CREDIT QUALITY
Non-performing loans to total loans                          0.53%            0.56%           0.60%            0.49%           0.65%
Allowance for loan losses to:
     Total loans                                             1.01%            0.98%           0.99%            0.97%           0.99%
     Non-performing loans                                   196.0%           172.8%          165.7%           199.7%          136.2%
Net charge-offs to average loans                             0.00%            0.00%           0.01%            0.02%           0.01%
Non-performing assets to total assets                        0.40%            0.43%           0.45%            0.35%           0.47%
STOCK PRICE INFORMATION
High                                                       $38.25           $36.50          $37.00           $35.40          $34.00
Low                                                         36.00            36.00           35.40            32.90           33.00
Market price at period end                                  37.75            36.00           36.50            35.40           33.00